2017 First Quarter Earnings Release David B. Ramaker Chief Executive Officer Dennis L. Klaeser Chief Financial Officer April 26, 2017

This presentation and the accompanying presentation by management may contain forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and Chemical Financial Corporation ("Chemical"). Words and phrases such as "anticipates," "believes," "continue," "estimates," "expects," "forecasts," "future," "intends," "is likely," "judgment," "look ahead," "look forward," "on schedule," “on track,” "opinion," "opportunity," "plans," "potential," "predicts," "probable," "projects," "should," "strategic," "trend," "will," and variations of such words and phrases or similar expressions are intended to identify such forward-looking statements. Such statements are based upon current beliefs and expectations and involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These statements include, among others, statements related to future levels of loan charge-offs, future levels of provisions for loan losses, real estate valuation, future levels of nonperforming assets, the rate of asset dispositions, future capital levels, future dividends, future growth and funding sources, future liquidity levels, future profitability levels, future deposit insurance premiums, future asset levels, the effects on earnings of future changes in interest rates, the future level of other revenue sources, future economic trends and conditions, future initiatives to expand Chemical’s market share, expected performance and cash flows from acquired loans, future effects of new or changed accounting standards, future opportunities for acquisitions, opportunities to increase top line revenues, Chemical’s ability to grow its core franchise, future cost savings, Chemical’s ability to maintain adequate liquidity and capital based on the requirements adopted by the Basel Committee on Banking Supervision and U.S. regulators and future changes in laws and regulations applicable to Chemical and the financial services industry in general. All statements referencing future time periods are forward- looking. Management's determination of the provision and allowance for loan losses; the carrying value of acquired loans, goodwill and mortgage servicing rights; the fair value of investment securities (including whether any impairment on any investment security is temporary or other-than-temporary and the amount of any impairment); and management's assumptions concerning pension and other postretirement benefit plans involve judgments that are inherently forward-looking. There can be no assurance that future loan losses will be limited to the amounts estimated. All of the information concerning interest rate sensitivity is forward-looking. The future effect of changes in the financial and credit markets and the national and regional economies on the banking industry, generally, and on Chemical, specifically, are also inherently uncertain. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Chemical undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Forward-Looking Statements & Other Information 2

In addition, risk factors include, but are not limited to, the risk factors described in Item 1A of Chemical’s Annual Report on Form 10-K for the year ended December 31, 2016. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement. Non-GAAP Financial Measures This presentation and the accompanying presentation by management contain certain non-GAAP financial disclosures that are not in accordance with U.S. generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include Chemical’s tangible equity to tangible assets ratio, tangible book value per share, presentation of net interest income and net interest margin on a fully taxable equivalent basis, and information presented excluding significant items, including net income, diluted earnings per share, return on average assets, return on average shareholders’ equity, operating expenses and efficiency ratio. Chemical uses non-GAAP financial measures to provide meaningful, supplemental information regarding its operational results and to enhance investors’ overall understanding of Chemical’s financial performance. The limitations associated with non- GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. These disclosures should not be considered an alternative to Chemical’s GAAP results. See the Supplemental Financial Information included with this presentation for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Forward-Looking Statements & Other Information 3

Q1 2017 Highlights  Diluted earnings per share of $0.67, compared to $0.66 in the 4th qtr. 2016 and $0.60 in the 1st qtr. 2016  Diluted earnings per share, excluding significant items(1) of $0.71; up 1% from 4th qtr. 2016, and up 9% from 1st qtr. 2016(2)  Return on average assets and return on average equity of 1.09% and 7.4%, respectively, in 1st qtr. 2017 (1.16% and 7.8%, respectively, excluding significant items(1)(2))  Loan Growth  $283 million in 1st qtr. 2017 (13% commercial, 62% commercial real estate, 16% residential mortgage and 9% consumer loans)  Asset quality ratios  Nonperforming loans/total loans of 0.36% at 3/31/2017; up slightly from 0.34% at 12/31/2016, and down from 0.73% at 3/31/2016  Net loan charge-offs/average loans of 0.11%  Lower than normal tax rate primarily due to tax benefit from certain stock option exercises (1)Significant items include transaction expenses, net gain on the sale of branches and the change in fair value in loan servicing rights. (2)Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures. 4

Income Statement Highlights

Financial Highlights

(in thousands except per share data)	2017 1st Qtr.	2016 4th Qtr.	2016 1st Qtr.
Net interest income	$130,097	$132,447	$74,330
Provision for loan losses	4,050	6,272	1,500
Noninterest income	38,010	54,264	19,419
Operating expenses	104,196	114,302	58,887
Operating expenses, excl. transaction expenses(1)	100,029	96,286	56,293
Transaction expenses	4,167	18,016	2,594
Net income	47,604	47,168	23,605
Net Income, excl. significant items(1)	50,650	49,949	25,291
Diluted EPS	0.67	0.66	0.60
Diluted EPS, excl. significant items(1)	0.71	0.70	0.65
Return on Avg. Assets	1.09%	1.09%	1.02%
Return on Avg. Shareholders' Equity	7.4%	7.4%	9.3%
Efficiency Ratio	62.0%	61.2%	62.8%
Efficiency Ratio - Adjusted(1)	57.4%	53.7%	57.6%
Equity/Total Assets	14.7%	14.9%	11.1%
Tangible Equity/Total Assets(1)	8.8%	8.8%	8.2%
Book Value/Share	$36.56	$36.57	$26.99
Tangible Book Value/Share(1)	$20.32	$20.20	$19.20

(1)Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures.

Prior Quarter Comparison

- Lower net interest income due to two less days in Q1 compared to Q4 and lower loan interest accretion−partially offset by organic loan growth
- Lower noninterest income due to Q4 branch sales and MSR fair value adjustments
- Operating expenses reflect increases in credit-related expenses and payroll taxes due to stock option exercises
- Decrease in provision for loan losses
- Favorable tax credits

Prior-Year Quarter Comparison

- Impact of merger
- Significant increase in net interest income, attributable to Talmer merger and $1.02 billion, or 13.9%, organic growth in total loans during the twelve months ended March 31, 2017

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$17.8 $19.0 $24.5 $25.5 $23.6 $25.8 $11.5 $47.1 $47.6$26.0 $2.8 $3.1 $0.00 $0.50 $1.00 $0.0 $20.0 $40.0 $60.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 E P S N e t I n c o m e Significant items (after-tax) Net Income Diluted EPS, excluding significant items (non-GAAP)(3) $25.3(2)(3) 2015 2016 2017 (1)Net Income (2)Net Income, excluding significant items. (3)Denotes a non-GAAP financial measure. Please refer to the Appendix for a reconciliation of non-GAAP financial measures. 2016 Total: $108.0(1); $140.5(2)(3)2015 Total: $86.8(1); $92.3(2)(3) 2017 $49.9(2)(3) $50.7 (2)(3) Net Income Net Income Trending Upward ($ Millions, except EPS data) $0.71(3) 6 $0.57(3)

$3,254 $4,551 $3,133 $2,335 $1,332 $2,165 $1,672 $737 $1,922 $2,386 $1,461 $1,598 Commercial CRE/C&D Residential Consumer Loan Portfolio Composition ($ Millions) $109 $409 $140 $366Commercial CRE/C&D Residential Consumer $1,223 $1,756 $1,532 $371 Talmer Merger Aug. 31, 2016 $1,024 $4,882 $5,906 Total Loan Growth, Excluding Talmer Merger, Twelve Months Ended March 31, 2017 Growth – Twelve months ended March 31, 2017 March 31, 2016, $7,367 Total Loan Growth twelve months ended March 31, 2017 March 31, 2017, $13,273 7

$88 $277 $125 $347 $36 $175 $47 $25 Commercial CRE/C&D Residential Consumer $0 $100 $200 $300 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2015 - $476 2016 - $837 2017 - $283 $15 $224 $181 $280 $56 $283$837 $96 $186 Loan Growth* ($ Millions) Quarterly Loan Growth Trends Loan Growth – 2016 Total* Loan Growth – 2017 Q1 $275 *Excludes the impact of the $4.88 billion of loans acquired in the Talmer merger. $283 8

1Q 2017 4Q 2016 2016 Total Originated Loan Portfolio Commercial $ 88 $177 $ 380 CRE/C&D 239 307 594 Residential 119 104 258 Consumer 56 114 418 Total Originated Loan Portfolio Growth $ 502 $702 $1,650 Acquired Loan Portfolio Commercial $ (52) $ (159) $(292) CRE/C&D (64) (164) (317) Residential (72) (65) (133) Consumer (31) (39) (71) Total Acquired Loan Portfolio Run-off $(219) $ (427) $(813) Total Loan Portfolio Commercial $ 36 $ 18 $ 88 CRE/C&D 175 143 277 Residential 47 39 125 Consumer 25 75 347 Total Loan Portfolio Growth $ 283 $275 $ 837 Loan Growth* – Originated v. Acquired Loan Growth (Run-off) ($ Millions) *Excludes the impact of the $4.88 billion of loans acquired in the Talmer merger. 9

$2.0 $2.0 $2.0 $1.4 $0.2 (1)Comprised of $621 million of growth in customer deposits offset by a $433 million decrease in brokered deposits. (2)Cost of deposits based on period averages. Total Deposits – March 31, 2016 $7.65 Total Deposits – March 31, 2017 $13.13 Organic $0.2, 2.4%(1) $1.3 $0.9 $1.2 $1.5 $0.4 Talmer Merger $5.3 $0.1 $0.7 ($0.2) ($0.4) Deposit Composition Total Deposits ($ Billions) $7,535 $7,528 $9,484 $13,003 $12,999 0.22% 0.23% 0.24% 0.27% 0.28% 0.00% 0.25% 0.50% $4,000 $9,000 $14,000 Q1 Q2 Q3 Q4 Q1 I n t e r e s t R a t e P a i d T o t a l A v e r a g e D e p o s i t s ( $ M i l l i o n s ) Deposits Cost of Deposits(2) Average Deposits ($ Millions) & Cost of Deposits (%) 2016 2017 $3.4 $2.9 $3.9 $2.7 $0.2 Noninterest-bearing Demand Deposits Interest-bearing Demand Deposits Savings Deposits Time Deposits Brokered Deposits 10

$10.2 $2.8 $1.5 Deposits: Time Deposits Customer Repurchase Agreements Wholesale borrowings (at Mar. 31, 2017: brokered deposits - $0.2, short and long term borrowings - $1.3) $0.4 Average Cost of Funds Q1 2017 – 0.35%Average Cost of Funds Q4 2016 – 0.33% $14.6 Billion $14.9 Billion $9.9 $2.8 $0.3 $1.6 Interest and noninterest-bearing, demand, savings, money market Average cost of wholesale borrowings – 1.06% Average cost of wholesale borrowings – 1.11% Funding Breakdown ($ Billions) December 31, 2016 March 31, 2017 11

$1.5 $1.5 $1.5 $2.0 $1.5 $3.0 $4.1 $6.3 $4.1 $1.9 $1.8 $0.8 $4.3 $4.5 $1.8 $1.8 $1.8 $3.5 $0.0 $3.5 $7.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Provision for Loan Losses Net Loan Losses $78 $71 $62 $51 $62 $44 $48 $0 $60 $120 YE 2011 YE 2012 YE 2013 YE 2014 YE 2015 YE 2016 2017 Q1 ALL NPLs 2015 2016 2017 Originated Loans ($ billions) $3.3 $3.8 $4.3 $5.0 $5.8 $7.5 $8.0 Acquired Loans ($ billions) 0.5 0.4 0.3 0.7 1.5 5.5 5.3 Total Loans ($ billions) $3.8 $4.2 $4.6 $5.7 $7.3 $13.0 $13.3 ALL $88 $84 $79 $76 $73 $78 $79 ALL/ Originated Loans 2.60% 2.22% 1.81% 1.51% 1.26% 1.05% 0.99% NPLs/ Total Loans 2.05% 1.71% 1.33% 0.89% 0.86% 0.34% 0.36% Credit Mark as a % of Unpaid Principal on Acquired Loans 6.6% 6.0% 7.8% 5.4% 4.4% 3.1% 3.2% Credit Quality ($ Millions, unless otherwise noted) Provision for Loan Losses vs. Net Loan Losses Nonperforming Loans (NPLs) and Allowance for Loan Losses (ALL) 12

$74.3 $77.5 $96.8 $132.4 $130.1 $40 $60 $80 $100 $120 $140 Q1 Q2 Q3 Q4 Q1 N e t I n t e r e s t I n c o m e ( $ M i l l i o n s ) Net Interest Income 3.60% 3.70% 3.58% 3.56% 3.49% 0.03% 0.11% 0.11% 0.14% 0.12% 4.13% 4.19% 4.12% 4.18% 4.11% 0.00% 2.50% 5.00% Q1 Q2 Q3 Q4 Q1 Net Interest Margin(1) and Loan Yields Net Interest Margin(1) Purchase Accounting Accretion on Loans Loan Yields 2016 2017 2016 2017 Net Interest Income Net Interest Income, Net Interest Margin and Loan Yields (Quarterly Trend) (1)Computed on a fully taxable equivalent basis (non-GAAP) using a federal income tax rate of 35%. Please refer to the Appendix for a reconciliation of non-GAAP financial measures. 13

$7.1 $7.2 $10.1 $25.4 $15.0 $5.2 $5.8 $5.6 $6.0 $5.8 $5.7 $6.3 $7.7 $8.4 $8.0 $1.4 $1.6 $4.4 $14.4 $9.2 $0.0 $30.0 $60.0 Q1 Q2 Q3 Q4 Q1 Other Wealth Management Service Charges Mortgage Banking Revenue 2016 2017 ( $ M i l l i o n s ) $19.4 $54.3* Non-Interest Income Quarterly *Significant items: $(0.5) million change in fair value in loan servicing rights in 2017 Q1 and $13.7 million (branch sales of $7.4 million and change in fair value in loan servicing rights of $6.3 million) in 2016 Q4 $38.0* $20.9 $27.8 14

$13.1 $12.5 $16.1 $22.3 $23.9 $33.9 $33.1 $40.6 $57.7 $60.2$4.9 $5.5 $5.5 $7.6 $7.4 $4.4 $4.9 $6.4 $8.7 $8.5 $2.6 $3.1 $37.5 $18.0 $4.2 $0.0 $60.0 $120.0 Q1 Q2 Q3 Q4 Q1 Other Compensation Occupancy Equipment Transaction Expenses $114.3 $104.2 2016 2017 ( $ M i l l i o n s ) $56.0 $59.1 $56.3 $58.9 $68.6 $106.1 Operating Expenses Quarterly $100.0$96.3 15

Peer Average 12/31/2016(1) CHFC 12/31/2016 CHFC 3/31/2017 Tangible Book Value / Share(2) NA $20.20 $20.32 Tangible Common Equity / Total Assets(2) 8.1% 8.8% 8.8% Tier 1 Capital(3) 10.8% 10.7% 10.6% Total Risk-Based Capital(3) 12.6% 11.5% 11.4% $20.32 $1.07 $1.04 $19.20 $2.87 $0.36 $0 $5 $10 $15 $20 $25 TBV @ 3/31/2016 Net Income (Excl. Transaction Expenses) Dividends Talmer AOCI Adj. & Other TBV @ 3/31/2017 Capital Tangible Book Value and Capital Ratios Tangible Book Value(2) (TBV) Roll Forward (1)Source SNL Financial – ASB, WTFC, CBSH, TCB, UMBF, PVTB, MBFI, ONB, FMBI and FFBC (ordered by asset size). (2)Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures. (3)Estimated at March 31, 2017 16

 Evolving macroeconomic environment suggests combination of headwinds and tailwinds; too early to predict outcome  Emphasize our strategy of being the Preeminent Midwest Community Bank  Focus on what we can control • Organic revenue growth and cost discipline • Concentrate on achieving cost savings and exploiting business synergy opportunities • Continue to build out and enhance risk management practices Closing Comments 17

Full Year 1Q 2017 4Q 2016 1Q 2016 2016 2015 Shareholders’ equity $ 2,600,051 $ 2,581,526 $ 1,032,291 Goodwill, CDI and non-compete agreements, net of tax (1,154,915) (1,155,617) (297,821) Tangible shareholders’ equity $ 1,445,136 $ 1,425,909 $ 734,470 Common shares outstanding 71,118 70,599 38,248 Tangible book value per share $20.32 $20.20 $19.20 Total assets $ 17,636,973 $17,355,179 $ 9,303,632 Goodwill, CDI and non-compete agreements, net of tax (1,154,915) (1,155,617) (297,821) Tangible assets $ 16,482,058 $16,199,562 $ 9,005,811 Tangible shareholders’ equity to tangible assets 8.8% 8.8% 8.2% Net income $47,604 $47,168 $23,605 $108,032 $86,830 Significant items, net of tax 3,046 2,781 1,686 32,373 5,484 Net income, excl. significant items $50,650 $49,949 $25,291 $140,405 $92,314 Diluted earnings per share $0.67 $0.66 $0.60 Effect of significant items, net of tax 0.04 0.04 0.05 Diluted earnings per share, excl. significant items $0.71 $0.70 $0.65 Average assets $ 17,474,019 $17,264,688 $9,241,034 Return on average assets 1.09% 1.09% 1.02% Effect of significant items, net of tax 0.07% 0.07% 0.07% Return on average assets, excl. significant items 1.16% 1.16% 1.09% Average shareholders’ equity $ 2,584,501 $ 2,564,943 $1,017,929 Return on average shareholders’ equity 7.4% 7.4% 9.3% Effect of significant items, net of tax 0.4% 0.4% 0.6% Return on average shareholders’ equity, excl. significant items 7.8% 7.8% 9.9% Appendix: Non-GAAP Reconciliation (Dollars in thousands, except per share data) 18

1Q 2017 4Q 2016 1Q 2016 Efficiency Ratio: Total revenue – GAAP $ 168,107 $ 186,711 $93,749 Net interest income FTE adjustment 3,068 2,945 2,133 Significant items 429 (13,815) (169) Total revenue – Non-GAAP $ 171,604 $175,841 $95,713 Operating expenses – GAAP $ 104,196 $114,302 $58,887 Transaction expenses (4,167) (18,016) (2,594) Amortization of intangibles (1,513) (1,843) (1,194) Operating expenses – Non-GAAP $ 98,516 $ 94,443 $55,099 Efficiency ratio – GAAP 62.0% 61.2% 62.8% Efficiency ratio – adjusted 57.4% 53.7% 57.6% Net Interest Margin: Net interest income – GAAP $ 130,097 $132,447 $74,330 Adjustments for tax equivalent interest: Loans 808 838 698 Investment securities 2,260 2,107 1,435 Total taxable equivalent adjustments 3,068 2,945 2,133 Net interest income (on a tax equivalent basis) $133,165 $135,392 $76,463 Average interest-earning assets $15,395,465 $15,156,107 $8,526,711 Net interest margin – GAAP 3.41% 3.48% 3.50% Net interest margin (on a tax-equivalent basis) 3.49% 3.56% 3.60% Appendix: Non-GAAP Reconciliation (Dollars in thousands, except per share data) 19